Supplement dated March 16, 2012

to the Class R-1, Class R-2, Class R-3, Class R-4 and Class R-5 Shares Prospectus

for Principal Funds, Inc.

dated December 30, 2011

This supplement updates information currently in the Prospectus.  Retain this supplement with the Prospectus.

Throughout the prospectus, delete “1-800-547-7754” and substitute “1-800-222-5852”.

FUND SUMMARIES

Preferred Securities Fund

In the Performance section, delete the paragraph above the heading “Total Returns as of December 31 each year (Class R-2 shares)” and substitute:

Performance of a blended index shows how the Fund's performance compares to an index with similar investment objectives. Performance of the components of the blended index are also shown. The weightings for the Preferreds Blended Index in the Average Annual Total Returns table are 50% BofA Merrill Lynch Fixed Rate Preferred Securities and 50% Barclays Capital U.S. Tier I Capital Securities Index. The custom or blended index returns reflect the allocation in effect for the time period(s) for which fund returns are disclosed. Previous weightings or allocations of the custom or blended index are not restated.